UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

AMERON INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEWS

FOR IMMEDIATE RELEASE

National Oilwell Varco and Ameron Announce Early Termination of HSR Waiting Period

HOUSTON, Tex. and PASADENA, Calif. – September 15, 2011 – National Oilwell Varco, Inc. (NYSE: NOV) and Ameron International Corporation (NYSE: AMN) announced today that they have received notice from the Department of Justice of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act) in connection with NOV’s proposal to acquire all of the outstanding shares of Ameron common stock. The transaction remains subject to customary closing conditions, including approval by Ameron’s stockholders. A special meeting of Ameron’s stockholders will take place on Wednesday, October 5, 2011. NOV and Ameron expect the merger to close as soon as reasonably practicable after approval by Ameron’s stockholders.

Ameron is a multinational manufacturer of highly-engineered products and materials for the chemical, industrial, energy, transportation and infrastructure markets. Ameron is a leading producer of fiberglass-composite pipe for transporting oil, chemicals and corrosive fluids, and specialized materials and products used in infrastructure projects, such as poles and construction materials in Hawaii. Ameron is also a leading provider of water transmission lines and fabricated steel products, such as wind towers. Ameron operates businesses in North America, South America, Europe and Asia, has a presence through affiliated companies in the Middle East, and has approximately 2,900 employees and 25 manufacturing locations on a worldwide basis.

NOV is a worldwide leader in the design, manufacture and sale of equipment and components used in oil and gas drilling and production operations, the provision of oilfield services, and supply chain integration services to the upstream oil and gas industry.

Statements made in this press release that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed transaction and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Ameron and NOV and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and, except as required by law, neither Ameron nor NOV undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of Ameron and NOV; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation or adverse judgments relating to the proposed transaction; risks relating to the consummation of the contemplated transaction, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the documents filed respectively by Ameron and NOV with the Securities and Exchange Commission (SEC), including Ameron’s Annual Report on Form 10-K for the fiscal year ended November 30, 2010 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 27 and May 29, 2011, and NOV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which identify significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Ameron filed a definitive proxy statement with the SEC on September 7, 2011. BEFORE MAKING ANY VOTING DECISION, AMERON STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Definitive proxy statements were mailed to Ameron stockholders on or about September 7, 2011. The definitive proxy statement and other documents incorporated by reference in the definitive proxy statement are available free of charge at the SEC’s website at www.sec.gov or by directing a request to either Ameron International Corporation, 245 South Los Robles Avenue, Pasadena, California 91101, Attention: Corporate Secretary, (626) 683-4000, or Ameron’s proxy solicitor, Morrow & Co., LLC by telephone at (800) 662-5200 (toll-free) or via email at ameron.info@morrowco.com.

Ameron and its directors and officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Ameron is set forth in the definitive proxy statement Ameron filed with the SEC on September 7, 2011. Certain directors and executive officers of Ameron may have direct or indirect interests in the proposed transaction that may be different from those of Ameron’s stockholders generally. Investors may obtain additional information regarding such interests by reading the definitive proxy statement and other relevant documents that Ameron has filed with the SEC.

CONTACT:	National Oilwell Varco, Inc.
Clay Williams, 713-346-7606
Chief Financial Officer, Executive Vice President
Clay.Williams@nov.com
or
Ameron International Corporation
James S. Marlen, 626-683-4000
Chairman, President and Chief Executive Officer
or
Gary Wagner, 626-683-4000
Senior Vice President, Chief Financial Officer

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